GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Class B, Class C, Institutional, Service,
Administrative, Class IR and Class R Shares,
as applicable, of
Goldman Sachs Enhanced Income Fund
Goldman Sachs Ultra-Short Duration Government Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Inflation Protected Securities Fund
Goldman Sachs Government Income Fund

Supplement dated January 6, 2012 to the
Prospectus dated July 29, 2011 (the “Prospectus”)

Effective for trades placed after the close of business on January 20, 2012, the CDSC imposed on redemptions of Class A shares of the Short Duration Government Fund (“the Fund”) will be reduced to 0.50%, and will be imposed only on certain redemptions of Class A shares made within 9 months of purchase (previously, the Fund had imposed a CDSC of 1.00% on certain redemptions of Class A shares made within 18 months of purchase). Additionally, the commission that Goldman, Sachs & Co. may pay to Authorized Institutions who initiate or are responsible for purchases of $500,000 or more of the Fund’s shares will be reduced. Accordingly, effective for trades placed after the close of business on January 20, 2012, the Fund’s Prospectus is revised as follows:

The following replaces footnotes ** and *** to the tables in the “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What Is The Offering Price Of Class A Shares?” section of the Prospectus:

**   For funds other than the Short Duration Government Fund, no sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months. For the Short Duration Government Fund, no sales charge is payable at the time of purchase of Class A Shares of $500,000 or more, but a CDSC of 0.50% may be imposed in the event of certain redemptions within 9 months.

***  The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Inflation Protected Securities and Government Income Funds (other than the Short Duration Government Fund) equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter, and for purchases of $500,000 or more of shares of the Short Duration Government Fund equal to 0.50% of the amount under $3 million and 0.25% thereafter. In instances where an Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedules to Authorized Institutions who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $500,000 or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1% (or, in the case of the Short Duration Government Fund, if shares are redeemed within 9 months, a CDSC of 0.50%) may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months (9 months in the case of the Short Duration Government Fund).

The following replaces the text in the “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares—What Else Do I Need To Know About Class A Shares’ CDSC?” section of the Prospectus:

Purchases of $1 million or more of Class A Shares of each Fund other than the Short Duration Government Fund will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made (after the end of the month in which the purchase was made, for purchases made prior to December 6, 2010), a CDSC of 1% may be imposed. In the case of the Short Duration Government Fund, purchases of $500,000 or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem your Short Duration Government Fund shares within 9 months after the beginning of the month in which the purchase was made (after the end of the month in which the purchase was made, for purchases made prior to December 6, 2010), a CDSC of 0.50% may be imposed. The CDSC may not be imposed if your Authorized Institution agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

The following replaces the text of the fourth bullet point in the “Shareholder Guide—How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?” section of the Prospectus:

•	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be that applicable to the original shares acquired, and will not be affected by the subsequent exchange.

This Supplement should be retained with your Prospectus for future reference.

SDFIASTK 01-12